                                                            Exhibit 31.2

I, James Weber,  Chief Financial Officer of FalconStor  Software,  Inc., certify that:

     1. I have  reviewed  this  quarterly  report  on Form  10-Q  of  FalconStor
        Software, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The  registrant's  other  certifying  officer and I are  responsible for establishing  and  maintaining  disclosure  controls and  procedures (as
        defined  in  Exchange  Act  Rules   13a-15(e)  and  15d-15(e))  for  the
        registrant and we have:

           a) designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

           b) evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

           c) disclosed in this report any change in the  registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's most recent fiscal quarter (the  registrant's  fourth fiscal  quarter  in  the  case  of  an  annual  report)  that  has materially  affected,  or is  reasonably  likely  to  affect,  the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the  registrant's  auditors and the audit  committee of  registrant's board of directors (or persons performing the equivalent function):

           a) all significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably likely to affect the registrants ability to record, process, summarize and report financial data and information; and

           b) any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

    Date: November 9, 2004                           /s/ James Weber
                                                     ----------------
                                                     James Weber
                                                     Chief Financial Officer